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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 11, 2001
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                            EAGLE FOOD CENTERS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         Commission File Number 0-17871

                    DELAWARE                          36-3548019
        (State or other jurisdiction of    (I.R.S. Employer Identification  No.)
                 incorporation
                or organization)
         RT. 67 & KNOXVILLE RD., MILAN,
                    ILLINOIS                             61264
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        (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (309) 787-7700



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Nasdaq has granted the Company a temporary exception from the minimum bid price requirement. This exception will expire on July 3, 2001. The company will follow the recommendations of the Nasdaq Listing Qualifications Panel and seek approval from its shareholders to amend the Certificate of Incorporation to accomplish a reverse stock split. This proposal will be voted on at the Annual Shareholders' Meeting on June 27, 2001. For the duration of the exception, the Company's Common Stock will be listed on The Nasdaq SmallCap Market with the symbol EGLEC.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits:

      99.1 Eagle Food Centers, Inc. Press Release, dated May 15, 2001.


SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


EAGLE FOOD CENTERS, INC. (Registrant)

By: /s/ S. Patric Plumley                                       May 18, 2001
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S. Patric Plumley                                                   Date
Senior Vice President- Chief Financial Officer and Secretary